SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                             (Amendment No.    )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))


                              Aeroquip-Vickers, Inc.
               (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1)      Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)      Proposed maximum aggregate value of transaction:

    5)      Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)      Amount Previously Paid:

    2)      Form, Schedule or Registration Statement No.:
    3)       Filing Party:
    4)       Date Filed:

                           /Aeroquip-Vickers Logo/



______________________
1998 Notice of Annual Meeting
and Proxy Statement




______________________
Notice of Annual Meeting of Shareholders to be held on April 16, 1998




                            AEROQUIP-VICKERS, INC.
                                 3000 Strayer
                                 P.O. Box 50
                           Maumee, Ohio 43537-0050





To the Shareholders of Aeroquip-Vickers, Inc.:

The annual meeting of the shareholders of Aeroquip-Vickers, Inc.("Aeroquip-Vickers") will be held at Aeroquip-Vickers' World Headquarters, 3000 Strayer, Maumee, Ohio, on Thursday, April 16, 1998, at 8:00 a.m. local time, for the following purposes:

1.  To elect directors;

2.  To approve the Aeroquip-Vickers, Inc. 1998 Stock Incentive Plan;

3.  To approve the Aeroquip-Vickers, Inc. Non-Employee Directors'
    Stock Award Plan;

4. To ratify the employment of Ernst & Young LLP as Aeroquip-Vickers' independent auditors for 1998; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend, please execute and return the enclosed proxy promptly. If you are present at the meeting, you may revoke your proxy and vote your shares in person if you wish.

By Order of the Board of Directors,



/S/ JAMES M. OATHOUT
James M. Oathout
Secretary


March 10, 1998

___________________
PROXY STATEMENT


                            AEROQUIP-VICKERS, INC.
                                 3000 Strayer
                                 P.O. Box 50
                           Maumee, Ohio 43537-0050


Proxy Statement

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Aeroquip-Vickers, Inc. ("Aeroquip-Vickers") of proxies to be voted at the annual meeting of shareholders on April 16, 1998. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about March 10, 1998.

Outstanding Voting Securities

Aeroquip-Vickers had 28,138,613 $5 Par Value Common Shares (the "Common Shares") outstanding as of February 17, 1998. Shareholders of record as of the close of business on that date will be entitled to vote at the meeting, with each Common Share entitled to one vote.

Proxy Solicitation

Aeroquip-Vickers will pay all costs of distribution and solicitation of proxies. D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, will assist Aeroquip-Vickers in soliciting proxies from banks, brokers and nominees that are record holders for shares beneficially owned by others, and from certain individual shareholders. Solicitation will be by mail, telephone and other means. D. F. King & Co., Inc. will be paid a fee estimated at $9,500. Aeroquip-Vickers will also pay the direct expenses of solicitation, including the expenses of banks, brokers and nominees for forwarding proxy material to beneficial owners.

Voting by Proxy Holders

Since many of Aeroquip-Vickers' shareholders are unable to attend shareholders' meetings, the Board of Directors solicits proxies to give each shareholder an opportunity to vote on all matters scheduled to come before the meeting and which are set forth in this Proxy Statement. Shareholders are urged to read carefully the material in this Proxy Statement; specify their choice on each proposal by marking the appropriate box on the enclosed proxy card; and sign, date and return the card in the enclosed postage-paid envelope. If a shareholder does not specify a choice and the card is properly executed and returned, the shares will be voted by the Proxy Committee as recommended by Aeroquip-Vickers. Members of the Proxy Committee are Messrs. Darryl F. Allen, Purdy Crawford and William R. Timken, Jr. of the Board of Directors.

Shareholders of record at the close of business on February 17, 1998, are entitled to submit proxies concerning the proposals described below. Each share is entitled to one vote. Under Item 1 (election of directors), only persons nominated as candidates shall be eligible for election as directors, and, if a quorum is present, the candidates receiving the greatest number of votes shall be elected. Approval of Item 2 (1998 Stock Incentive Plan), Item 3 (Non-Employee Directors' Stock Award Plan) and Item 4 (independent auditors) requires the affirmative vote of a majority of the shares of Aeroquip-Vickers which are represented in person or by proxy at the annual meeting.

At the annual meeting, the results of shareholder voting will be tabulated by the inspector(s) of elections appointed for the annual meeting. Under Ohio law and Aeroquip-Vickers' Articles of Incorporation and Code of Regulations, properly executed proxies that are marked "abstain" or are held in "street name" by brokers and are not voted on one or more particular items (if otherwise voted on at least one item) will be counted for purposes of determining whether a quorum has been achieved at the annual meeting. Votes withheld in respect of Item 1 will not be counted in determining the election of directors. Abstentions and broker non-votes in respect of Item 2, Item 3 and Item 4 will have the same effect as votes against such Items.

The Board knows of no business to come before the meeting other than that set forth herein. If other business should come before the meeting, the holders of proxies will vote thereon at their discretion. Without affecting any vote previously taken, a shareholder may revoke a proxy by giving notice to the Secretary of Aeroquip-Vickers in writing prior to the annual meeting or at the meeting itself.

Cumulative Voting

Each Common Share is entitled to one vote on each matter brought before the meeting. Under Ohio law, shareholders have cumulative voting rights in the election of directors, provided not less than 48 hours notice in writing is given by any shareholder to the Secretary of Aeroquip-Vickers that he or she desires that voting at such election be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting. When cumulative voting applies, each share has a number of votes equal to the number of directors to be elected, and a shareholder may give all of his or her votes to one nominee or divide his or her votes among as many nominees as he or she sees fit. Unless contrary instructions are received on proxies given to Aeroquip-Vickers, in the event that cumulative voting applies, all votes represented by such proxies will be divided evenly among the candidates nominated by the Board of Directors, except that if voting in such manner would not be effective to elect all such nominees, such votes will be cumulated in the discretion of Aeroquip-Vickers so as to maximize the number of such nominees elected.

Shareholder Proposals for Presentation at Next Annual Meeting

Shareholder proposals intended to be presented at the 1999 annual meeting must be received by the Secretary of Aeroquip-Vickers no later than November 9, 1998.


____________________
ITEM 1.  ELECTION OF DIRECTORS

The Board of Directors recommends the election of the nominees set forth below to the Board of Directors, to hold office until the next annual meeting and until their successors are elected and shall qualify. All nominees, with the exception of Mr. Colbert, are current Board members whose terms expire at the annual meeting of shareholders on April 16, 1998. On January 22, 1998, the Nominating Committee of the Board recommended that Virgis W. Colbert be included as a nominee for election to the Board at the 1998 annual meeting of shareholders. The Board concurred with the recommendation of the Nominating Committee, and information concerning Mr. Colbert is set forth below. As a result of Mr. Colbert's nomination, the Board has, by resolution, fixed the number of directors at eight.

/Photograph - See Appendix C/ Darryl F. Allen (54). An Aeroquip-Vickers director since 1984, Mr. Allen has been Aeroquip-Vickers' Chairman of the Board since 1991 and Aeroquip-Vickers' President and Chief Executive Officer since 1986. He is a director of Cincinnati Milacron Inc. and Fifth Third Bancorp.

/Photograph - See Appendix C/ Virgis W. Colbert (58). Mr. Colbert is Executive Vice President of the Miller Brewing Company and has held his current position since July 1997. From 1995 to 1997, Mr. Colbert was Senior Vice President - World Wide Operations for Miller Brewing Company. From 1993 to 1995, Mr. Colbert was Senior Vice President - Plant Operations for Miller Brewing Company. He is also a member of the Board of Directors of Miller Brewing Company, a wholly-owned subsidiary of Philip Morris Companies Inc.

/Photograph - See Appendix C/ Purdy Crawford (66). An Aeroquip-Vickers director since 1990, Mr. Crawford is Chairman and a director of Imasco Limited (a major Canadian consumer products and services corporation with operations in Canada and the United States) and Chairman and a director of CT Financial Services Inc. and Canada Trustco Mortgage Company (98% owned by Imasco). From 1986 until May 1995, Mr. Crawford was the Chief Executive Officer of Imasco. He is also a director of Avenor Inc.; Camco, Inc.; Canadian National Railway Company; Inco Limited; Maple Leaf Foods Inc.; Nova Scotia Power; Petro-Canada; and Woolworth Corporation.

/Photograph - See Appendix C/ Joseph C. Farrell (62). An Aeroquip-Vickers director since 1994, Mr. Farrell is the recently retired Chairman and Chief Executive Officer of The Pittston Company (coal and minerals, security, transportation, air freight services and home security services). Mr. Farrell was Chairman, President and Chief Operating Officer of The Pittston Company from 1991 to 1997. He is also a director of Universal Corp.

/Photograph - See Appendix C/ David R. Goode (57). An Aeroquip-Vickers director since 1993, Mr. Goode is Chairman of the Board, President and Chief Executive Officer of Norfolk Southern Corporation (transportation holding company). Mr. Goode has been in his current position with Norfolk Southern Corporation since 1992. He is a director of Caterpillar Inc., Georgia-Pacific Corporation and Texas Instruments Incorporated.

/Photograph - See Appendix C/ Paul A. Ormond (48). An Aeroquip-Vickers director since 1992, Mr. Ormond is Chairman of the Board, President and Chief Executive Officer of Health Care and Retirement Corporation (long-term care, skilled nursing and rehabilitative services). He has been in his current position with Health Care and Retirement Corporation since 1991. He is a director of National City Bank, a wholly-owned subsidiary of National City Corp.

/Photograph - See Appendix C/ John P. Reilly (54). An Aeroquip-Vickers director since 1991, Mr. Reilly has been a Partner of Reilly, Erwin & Company L.L.C. since September 1997. Reilly, Erwin & Company L.L.C. works in partnership with Bessemer Holdings, L.P. to make acquisitions and equity investments. Mr. Reilly held an advisory position with Tomkins PLC (a U.K. based multi-industry company) from April 1997 to September 1997. He was President and Chief Executive Officer of Stant Corporation from January 1997 to April 1997. Mr. Reilly was Chairman of the Board, President and Chief Executive Officer of Figgie International Inc. from May 1995 to January 1997, was President & Chief Executive Officer of Figgie International Inc. from February 1995 to May 1995, and was Chief Executive Officer of Figgie International Inc. from January 1995 to February 1995. Mr. Reilly was President and Chief Operating Officer of Brunswick Corporation from 1993 to 1994, and was President and Chief Executive Officer of the Tenneco Automotive Division of Tenneco Inc. from 1987 to 1993. He is a non-employee Chairman of the Board of Figgie International Inc.

/Photograph - See Appendix C/ William R. Timken, Jr. (59). An Aeroquip-Vickers director since 1973, Mr. Timken is Chairman, President and Chief Executive Officer of The Timken Company (tapered roller bearings and quality alloy steel). He was Chairman of the Board of The Timken Company from 1975 to November 1997. He is a director of Diebold Incorporated.


_______________________________
BOARD AND COMMITTEE MATTERS

The Board of Directors held five regular meetings and one special meeting in 1997. During his term on the Board, each incumbent director attended at least 75% of the total number of meetings held by the Board of Directors and each committee of which he was a member.

The Board has three standing committees:

(1) The Audit Committee recommends the selection of the independent auditors; reviews the scope of the independent auditors' examination and non-audit services; reviews Aeroquip-Vickers' accounting, financial and internal audit practices and reports; monitors the compliance of Aeroquip-Vickers and its subsidiaries with Aeroquip-Vickers' ethics policy and applicable laws and regulations; and reviews the pension and profit-sharing plans and related investment activity of Aeroquip-Vickers and its subsidiaries. Members of the Committee are Messrs. Reilly (Chairman), Farrell and Ormond. The Committee held three meetings in 1997.

(2) The Organization and Compensation Committee makes recommendations to the Board with respect to organization structure, management succession and management salaries. If the 1998 Stock Incentive Plan is approved by the shareholders, the Organization and Compensation Committee will approve awards under that plan. This Committee also approves awards under the 1994 Stock Incentive Plan and oversees the administration of Aeroquip-Vickers' other incentive plans and its employee benefit, pension and profit-sharing plans. Members of the Committee are Messrs. Crawford (Chairman), Goode, Ormond and Timken. The Committee held three meetings in 1997.

(3) The Nominating Committee recommends a slate of directors for election at the annual meeting of shareholders. It will consider director-nominees recommended by shareholders in written communications to the Secretary of Aeroquip-Vickers or the Chairman of the Committee. Nominations for election at Aeroquip-Vickers' 1999 annual meeting of shareholders must be received by the Secretary of Aeroquip-Vickers no later than November 9, 1998. The Committee also recommends nominees to fill such vacancies as may occur on the Board from time to time between annual meetings. The Committee also establishes and monitors directors' compensation. Members of the Committee are Messrs. Ormond (Chairman), Allen, Crawford and Timken. The Committee held two meetings in 1997.


_______________________________
COMPENSATION OF DIRECTORS

During 1997, each director who was not an employee of the Company was paid an annual retainer of $20,000 ($22,000 for committee chairmen), plus a $1,000 fee for each Board or committee meeting attended.

As the result of a review undertaken during 1997 by an independent consulting firm of the total compensation package for non-employee directors, the following changes were made in the way in which non-employee directors are compensated for their service. Effective January 1, 1998, the annual retainer paid to non-employee directors became $25,000 ($27,500 for committee chairmen). In addition, the Aeroquip-Vickers, Inc. Directors' Retirement Plan will be amended effective as of January 1, 1998, to freeze the accounts of the current directors and to exclude participation in that plan by any director elected to the Board on or after January 1, 1998. The Board of Directors has approved the Aeroquip-Vickers, Inc. Non-Employee Directors' Stock Award Plan (the "New Directors' Plan"), subject to shareholder approval. Finally, if the New Directors' Plan is approved by the shareholders, the 1989 Non-Employee Directors' Equity Plan will be amended and no directors elected on or after April 16, 1998, will be eligible to participate in that plan. Each of these changes is described in more detail below.

Under the Aeroquip-Vickers, Inc. Directors' Retirement Plan, any former member of the Board who was not an officer of Aeroquip-Vickers and who retired from the Board, or who with the concurrence of the Board resigned for health or other reasons beyond his control, was entitled to receive a monthly retirement payment in an amount equal to one-twelfth of the annual retainer then in effect payable to the director by Aeroquip-Vickers for his services as a member of the Board (including the committee chairman's fee for a director who at any time served as a committee chairman, but excluding any meeting fees and any fees solely attributable to professional or other consulting services furnished to Aeroquip-Vickers independently of his service as a director). Under the plan such monthly retirement payment commenced, unless deferred, with the month following the director's retirement from the Board and continued through the month in which death occurred; however, under the plan the aggregate number of such payments could not exceed the lesser of 120 or the number of months such director served as a non-officer director of Aeroquip-Vickers.

The amendment to the Directors' Retirement Plan provides for the establishment of a deferred common stock account for each non-employee director, with the initial number of units credited to the account determined by dividing the present value lump-sum dollar amount of the director's accrued benefit at December 31, 1997, by $50.2969 (the average closing end-of-month price of the Company's common stock for September through December 1997). Each director's account will be credited with dividend equivalents converted into additional units of Common Stock as dividends on the Common Shares are paid. Upon retirement or at age 70, each non-employee director will receive, as a distribution, a number of Common Shares equal to the number of stock units held in his account.

The New Directors' Plan has been approved by the Board of Directors, subject to shareholder approval. Under this Plan, each non-employee director will receive upon election or re-election to the Board at each annual meeting of the Company both a stock option grant and an award of deferred Common Shares. Assuming approval of the New Directors' Plan (which is described in detail starting on page 12) by shareholders, the awards made for 1998 for each non-employee director will consist of 200 deferred Common Shares and options to purchase 1,200 Common Shares. See Item 3 - Approval of the Aeroquip-Vickers, Inc. Non-Employee Directors' Stock Award Plan on page 12.

Under the Aeroquip-Vickers, Inc. Plan for Optional Deferment of Directors' Fees, a director may defer his or her annual retainer fees until his or her directorship ceases, at which time the deferred amounts will be paid in cash in a lump sum or installments commencing on a date designated by the director. Prior to amendment of the Aeroquip-Vickers, Inc. Directors' Retirement Plan, a director could likewise defer payment of monthly retirement payments under the Aeroquip-Vickers, Inc. Directors' Retirement Plan until a date designated by the director. A director may elect to have all, or a specified percentage, of his or her deferred fees credited to a recordkeeping account either in dollar amounts or in units equal in value to one Common Share of Aeroquip-Vickers. Each recordkeeping account to which fees have been credited in dollar amounts will be credited with accrued interest at a rate equal to two percentage points in excess of the Moody's Corporate Bond Yield Average. Each recordkeeping account to which fees have been credited in units will be credited with additional units equal in value to the amount of cash dividends paid on Common Shares of Aeroquip-Vickers. Upon the death of a director prior to distribution of the entire balance of his or her account, such balance shall be paid as soon as is administratively feasible in a lump sum to the beneficiary or beneficiaries designated by the director, or, in the absence of such designation, to the estate of the director.

Under the Aeroquip-Vickers, Inc. 1989 Non-Employee Directors' Equity Plan, non-employee directors were entitled to receive awards consisting of such number of Common Shares of Aeroquip-Vickers as have an aggregate fair market value on the date of the grant of $25,000 rounded upward to the nearest 10 shares. Non-employee directors who were directors on the effective date of the plan (April 20, 1989) received an award on that date, and each person who thereafter became a non-employee director was entitled to receive an award on the date of his initial election. Each non-employee director was entitled to receive a second, final award on the date of his re-election which most nearly coincided with the fifth anniversary of his initial award. All Common Shares granted pursuant to the awards are subject to forfeiture for a five-year period. If the New Directors' Plan is approved by the shareholders, the Aeroquip-Vickers, Inc. 1989 Non-Employee Directors' Equity Plan will be amended to limit participation to individuals who were elected to the Board prior to April 16, 1998. Only one director, Joseph Farrell, has not received his second award under the plan and will be eligible for his final award if he is re-elected to the Aeroquip-Vickers' Board of Directors at the 1999 annual meeting of shareholders. As indicated above, under the terms of the plan, no awards will be granted on or after April 20, 1999.

The Aeroquip-Vickers, Inc. Directors' Charitable Award Program was established to recognize the interest of Aeroquip-Vickers and its directors in supporting worthy educational institutions and other charitable organizations and to provide an additional method of funding for the Aeroquip-Vickers Foundation. The Program is also intended to assist Aeroquip-Vickers in attracting and retaining directors of outstanding experience and ability. All directors, including Darryl F. Allen, currently participate in the Program. The Program is administered by the Organization and Compensation Committee of the Board of Directors. Each director may recommend up to nine charitable organizations that qualify under section 501(c)(3) of the Internal Revenue Code. The recommendation of a director who dies or becomes disabled while serving on the Board or after completing five years of Board service will be considered by the Committee after the director's death. If the recommendation is approved, Aeroquip-Vickers will donate an aggregate of $900,000 in nine equal installments to the designated charity or charities. Aeroquip-Vickers will also donate $100,000 to the Aeroquip-Vickers Foundation after the director's death. Aeroquip-Vickers purchased life insurance policies on the lives of its current directors to fund the Program, and the Program provides for establishment of a fully funded trust upon a change in control. The Program also permits self-funding. Aeroquip-Vickers believes that the after-tax cost of the Program over its life will be relatively small compared to the benefits it provides. Directors derive no personal financial or tax benefit from the Program because all insurance proceeds and tax deductions accrue solely to Aeroquip-Vickers.

_________________________
SECURITY OWNERSHIP

Information with respect to security ownership by beneficial owners of more than 5% of any class of Aeroquip-Vickers' voting securities as of the most recent practicable date is set forth below. This information is based upon reports filed by certain beneficial owners with the Securities and Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934.

  Title         Name & Address              Amount & Nature
    of           of Beneficial               of Beneficial       Percent of
  Class             Owner                     Ownership           Class (1)


  Common    FMR Corp.                         1,566,049 (2)         5.56%
            82 Devonshire Street
            Boston, MA 02109-3614


  Common    Morgan Stanley, Dean Witter,      4,439,768 (3)        15.77%
             Discover & Co.
              and its subsidiaries
            1585 Broadway
            New York, NY 10036


______________________________________________________________________________


(1) The percentages are based on the number of outstanding Common Shares of Aeroquip-Vickers as of February 17, 1998.

(2) FMR Corp. has sole voting power for 20,116 shares, shared voting power for 0 shares, sole dispositive power for 1,566,049 shares and shared dispositive power for 0 shares.

(3) Morgan Stanley, Dean Witter, Discover & Co. and its subsidiaries have sole voting power for 0 shares, shared voting power for 3,836,086 shares, sole dispositive power for 0 shares and shared dispositive power for 4,439,768 shares.


The following table sets forth, as of February 17, 1998, information known to Aeroquip-Vickers concerning the beneficial ownership of Aeroquip-Vickers' securities by each of its present directors individually, each of the named executive officers individually, and all present directors and executive officers as a group. The totals for each person and for the group include shares held personally; shares held by immediate family members sharing the same household; shares held as of December 31, 1997, under Aeroquip-Vickers' dividend reinvestment plan and savings and profit-sharing plan; and shares that may be acquired within 60 days following February 17, 1998, through the exercise of stock options.



 Title
  of           Name of                    Amount & Nature of          Percent
 Class    Beneficial Owner            Beneficial Ownership(1)(3)   of Class(2)

 Common   Directors (excluding
 Shares   Darryl F. Allen):
          Purdy Crawford                        4,837
          Joseph C. Farrell                       710
          David R. Goode                        1,490
          Paul A. Ormond                        1,610
          John P. Reilly                        2,870
          William R. Timken, Jr.                3,600
          Named Executive Officers:
          Darryl F. Allen(1,3)                224,109
          William R. Ammann (3)                79,678
          James E. Kline                       12,732
          Howard M. Selland (3)                49,932
          John H. Weber (3)                    37,072
          All Directors and Executive
          Officers as a Group
          (15 persons)                        502,541                1.77%(4)

  (1) Each director and named executive officer has sole voting and dispositive power with respect to all Common Shares indicated except that (i) 5,727 Common Shares listed for Darryl F. Allen are held by Mr. Allen's wife, and (ii) 450 Common Shares listed for Darryl F. Allen are held by one of Mr. Allen's children who is sharing his home; Mr. Allen has disclaimed beneficial ownership of said Common Shares.

  (2) Each director and named executive officer owns less than 1% of the outstanding Common Shares of Aeroquip-Vickers as of February 17, 1998.

  (3) A portion of the total for the named executive officers and the group includes Common Shares which could be acquired within 60 days following February 17, 1998, through the exercise of stock options:
      146,667 Common Shares for Darryl F. Allen; 55,667 Common Shares for William R. Ammann; 26,667 Common Shares for Howard M. Selland; 27,001 Common Shares for John H. Weber; and 307,336 Common Shares for all executive officers included in the group of directors and executive officers.

  (4) For the purpose of computing the percent of class, the Common Shares for which all directors and executive officers as a group may acquire beneficial ownership within 60 days following February 17, 1998, through the exercise of stock options are deemed to be outstanding.


  EXECUTIVE COMPENSATION

  Summary Compensation

  The following table sets forth the annual compensation, the long-term compensation and all other compensation of the named executive officers for each of the last three completed fiscal years.



                                              SUMMARY COMPENSATION TABLE
______________________________________________________________________________________________________________________
|                        |      |                                  |        Long-Term Compensation       |           |
|                        |      |        Annual Compensation       |          Awards(2)       |Payouts(3)|           |
|                        |      |                          Other   |                          |          |           |
|                        |      |                          Annual  |  Restricted              |          | All Other |
|                        |      |                          Compen- |    Stock                 |   LTIP   | Compensa- |
|       Name and         |      |   Salary     Bonus(1)    sation  |    Awards      Options   |  Payouts |  tion(4)  |
|   Principal Position   | Year |    ($)         ($)         ($)   |     ($)          (#)     |    ($)   |    ($)    |
|                        |      |                                  |                          |          |           |
| Darryl F. Allen        | 1997 | $ 660,000   $ 773,900      N/A   |     N/A         50,000   | $283,000 | $208,612  |
|   Chairman of the      | 1996 |   635,000     450,700      N/A   |     N/A         50,000   |  581,700 |  206,834  |
|   Board, President     | 1995 |   599,108     620,800      N/A   |     N/A         50,000   |  407,900 |  200,775  |
|   and Chief Executive  |      |                                  |                          |          |           |
|   Officer of           |      |                                  |                          |          |           |
|   Aeroquip-Vickers     |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
| Howard M. Selland      | 1997 | $ 423,077   $ 441,400      N/A   |     N/A         20,000   | $131,400 | $121,171 |
|   Executive Vice       | 1996 |   405,000     180,300      N/A   |     N/A         20,000   |  269,100 |   84,157  |
|   President of         | 1995 |   382,304     144,700      N/A   |     N/A         20,000   |  187,900 |   81,933  |
|   Aeroquip-Vickers and |      |                                  |                          |          |           |
|   President of         |      |                                  |                          |          |           |
|   Aeroquip Corporation |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
| John H. Weber          | 1997 | $ 337,861   $ 334,900      N/A   |     N/A         20,000   | $102,000 | $ 92,817  |
|   Executive Vice       | 1996 |   274,338     216,800      N/A   |     N/A         34,000   |  169,900 |  111,422  |
|   President of         | 1995 |   218,038     376,200      N/A   |     N/A          9,000   |   71,200 |   75,503  |
|   Aeroquip-Vickers and |      |                                  |                          |          |           |
|   President of Vickers,|      |                                  |                          |          |           |
|   Incorporated         |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |


                                                         -9-


______________________________________________________________________________________________________________________
|                        |      |                                  |        Long-Term Compensation       |           |
|                        |      |        Annual Compensation       |          Awards(2)       |Payouts(3)|           |
|                        |      |                          Other   |                          |          |           |
|                        |      |                          Annual  |  Restricted              |          | All Other |
|                        |      |                          Compen- |    Stock                 |   LTIP   | Compensa- |
|       Name and         |      |   Salary     Bonus(1)    sation  |    Awards      Options   |  Payouts |  tion(4)  |
|   Principal Position   | Year |    ($)         ($)         ($)   |     ($)          (#)     |    ($)   |    ($)    |
|                        |      |                                  |                          |          |           |
| William R. Ammann      | 1997 | $ 306,224   $ 265,700      N/A   |     N/A         11,000   | $ 84,900 | $ 84,582  |
|   Vice President -     | 1996 |   296,740     155,100      N/A   |     N/A         11,000   |  173,400 |   85,081  |
|   Administration       | 1995 |   276,346     230,000      N/A   |     N/A         11,000   |  120,600 |   78,968  |
|   and Treasurer        |      |                                  |                          |          |           |
|   of Aeroquip-Vickers  |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |
| James E. Kline         | 1997 | $ 286,282   $ 265,700      N/A   |     N/A         11,000   | $ 84,900 | $ 80,772  |
|   Vice President       | 1996 |   271,747     155,100      N/A   |     N/A         11,000   |  173,400 |   82,327  |
|   and General Counsel  | 1995 |   254,431     238,500      N/A   |     N/A         11,000   |  120,600 |   75,037  |
|   of Aeroquip-Vickers  |      |                                  |                          |          |           |
|                        |      |                                  |                          |          |           |

(1) The payouts shown in this column were made pursuant to the Annual Executive Incentive Plan.

(2) The awards shown in this column were made pursuant to the Aeroquip-Vickers, Inc. 1994 Stock Incentive Plan. Although the Aeroquip-Vickers, Inc. 1994 Stock Incentive Plan permits grants of stock appreciation rights, no stock appreciation rights were outstanding as of December 31, 1997.

(3) The amounts shown in this column reflect the amount of cash and the value of Common Shares paid out under the Mid-Term Incentive Plan for the Plan periods 1995-1997, 1994-1996 and 1993-1995, respectively.

(4) The amounts shown in this column consist of annual Company contributions (including the Company match and the Company profit-sharing allocation) under Aeroquip-Vickers' savings and profit-sharing plan and under the applicable portion of the Aeroquip-Vickers, Inc. Supplemental Benefit Plan.
(See the table at the right.)



______________________________________________________________________________________________________________________

                       Savings and Profit-Sharing Plan          Supplemental Benefit Plan             Total
                       Match            Profit-Sharing        Match         Profit-Sharing
______________________________________________________________________________________________________________________


1997
Allen                 $4,800               $15,700           $28,521          $159,591              $208,612
Selland                4,800                15,700            13,301            87,370               121,171
Weber                  4,800                15,700            11,840            60,477                92,817
Ammann                 4,800                15,700             9,040            55,042                84,582
Kline                  4,800                15,700             8,441            51,831                80,772


1996
Allen                 $4,500               $16,000           $33,174          $153,160              $206,834
Selland                4,500                16,000            11,991            51,665                84,157
Weber                  4,500                16,000            15,016            75,906               111,422
Ammann                 4,500                16,000            11,302            53,279                85,081
Kline                  4,500                16,000            10,807            51,020                82,327


1995
Allen                 $4,500               $16,260           $29,223          $150,792              $200,775
Selland                4,500                13,090            14,752            49,591                81,933
Weber                  4,500                16,260             6,959            47,784                75,503
Ammann                 4,500                16,260             9,166            49,042                78,968
Kline                  4,500                16,260             8,522            45,755                75,037


______________________________________________________________________________________________________________________


The following table contains information concerning grants of stock options made during the last completed fiscal year to each of the named executive officers of Aeroquip-Vickers:


                                            OPTION GRANTS IN LAST FISCAL YEAR

_________________________________________________________________________________________________________
|                         Individual Grants                            |       Grant Date Value         |
|                    |               % of                              |                                |
|                    |Number of      Total                             |                                |
|                    |Securities    Options                            |                                |
|                    |Underlying   Granted to                          |                                |
|                    | Options     Employees    Exercise               |          Grant Date            |
|                    |Granted(1)   in Fiscal    Price(1)    Expiration |       Present Value (2)        |
|       Name         |   (#)         Year        ($/Sh)        Date    |              ($)               |
|                    |                                                 |                                |
| Darryl F. Allen    |  50,000       14.5%      $42.125       5/21/07  |          $671,500              |
|                    |                                                 |                                |
| Howard M. Selland  |  20,000        5.8%       42.125       5/21/07  |          $268,600              |
|                    |                                                 |                                |
| John H. Weber      |  20,000        5.8%       42.125       5/21/07  |          $268,600              |
|                    |                                                 |                                |
| William R. Ammann  |  11,000        3.2%       42.125       5/21/07  |          $147,730              |
|                    |                                                 |                                |
| James E. Kline     |  11,000       _3.2%       42.125       5/21/07  |          $147,730              |


(1) Options were granted on May 22, 1997, under the Aeroquip-Vickers, Inc. 1994 Stock Incentive Plan. The options become exercisable as follows: one-third become exercisable on May 22, 1998, one-third become exercisable on May 22, 1999, and one-third become exercisable on May 22, 2000. The exercise price of $42.125 was the closing price of Aeroquip-Vickers Common Shares on the New York Stock Exchange - Composite Transactions list on the grant date of May 22, 1997.

(2) Valuation is based on the Black-Scholes option pricing model using the following assumptions: risk-free interest rate of 5.80%, expected annual dividend yield of 1.90%, expected volatility of .323 and expected five-year time to exercise. Aeroquip-Vickers does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. The actual value, if any, a named executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised so that there is no assurance the value realized by the named executive officer will be at or near the value estimated by the Black-Scholes model.



The following table contains information concerning exercise of stock options during the last completed fiscal year by each of the named executive officers of Aeroquip-Vickers, and the fiscal year-end value of unexercised options held by such executive officers:



                                   AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                                           AND FISCAL YEAR-END OPTION VALUES(1)

______________________________________________________________________________________________________________________
|                   |                 |                    |                             |                           |
|                   |                 |                    |          Number of          |   Value of Unexercised    |
|                   |                 |                    |   Unexercised Options at    |  In-the-Money Options at  |
|                   |                 |                    |       Fiscal Year-End       |      Fiscal Year-End      |
|                   | Shares Acquired |                    |             (#)             |            ($)            |
|                   |   on Exercise   |   Value Realized   |                             |                           |
|      Name         |       (#)       |        ($)         |Exercisable  Unexercisable(2)|Exercisable   Unexercisable|
|                   |                 |                    |                             |                           |
|                   |                 |                    |                             |                           |
| Darryl F. Allen   |     140,000     |     $2,812,250     |  146,667        83,333      | $2,412,505     $865,620   |
|                   |                 |                    |                             |                           |
|                   |                 |                    |                             |                           |
| Howard M. Selland |      55,000     |        948,438     |   26,667        33,333      |    410,005      346,245   |
|                   |                 |                    |                             |                           |
|                   |                 |                    |                             |                           |
| John H. Weber     |       8,333     |        223,166     |   27,001        42,666      |    423,583      574,820   |
|                   |                 |                    |                             |                           |
|                   |                 |                    |                             |                           |
| William R. Ammann |      27,500     |        448,813     |   55,667        18,333      |  1,031,443      190,433   |
|                   |                 |                    |                             |                           |
|                   |                 |                    |                             |                           |
| James E. Kline    |      25,667     |        263,703     |        0        18,333      |          0      190,433   |
|                   |                 |                    |                             |                           |


(1) The options shown in this table were granted under the Aeroquip-Vickers, Inc. 1987 Stock Option Plan and the Aeroquip-Vickers, Inc. 1994 Stock Incentive Plan.

(2) The options become exercisable as follows: One-third of the grant amount becomes exercisable on the first anniversary of the grant date, one-third of the grant becomes exercisable on the second anniversary of the grant date, and the remaining one-third becomes exercisable on the third anniversary of the grant date.


Aeroquip-Vickers Stock Performance Graph

The following graph compares the yearly cumulative total shareholder return on Aeroquip-Vickers Common Shares with the cumulative total return of the Standard & Poor's 500 Stock Index, and the cumulative total return of the Standard & Poor's Manufacturing (Diversified) Index, assuming reinvestment of dividends, during the period from December 31, 1992 to December 31, 1997:


               Comparison of Five-Year Cumulative Total Return among Aeroquip-Vickers, Inc., S&P 500 Index and
                   S&P Manufacturing (Diversified) Index(1)



                                                          S&P Manufacturing
  Measurement Period    Aeroquip-Vickers,                   (Diversified)
   (Fiscal Year End)    Inc.              S&P 500 Index        Index(2)_  _


Measurement Pt-12/31/92 $100              $100            $100


FYE 12/31/93            $150              $110            $121
FYE 12/31/94            $143              $112            $126
FYE 12/31/95            $143              $153            $177
FYE 12/31/96            $186              $189            $244
FYE 12/31/97            $244              $242            $261



________________


(1) This graph assumes a $100 investment in each of Aeroquip-Vickers, Inc. Common Shares, the S&P 500 Index and the S&P Manufacturing (Diversified) Index.

(2) The S&P Manufacturing (Diversified) Index includes the following companies: Aeroquip-Vickers, Inc.; AlliedSignal Inc.; Corning Inc.; Crane Co.; Eaton Corporation; Illinois Tool Works Inc.; Johnson Controls, Inc.; Minnesota Mining & Mfg. Co.; National Service Inds. Inc.; Tenneco Inc.; Textron Inc.; Thermo Electron Corp.; Tyco International Inc.; and United Technologies Corp.

Board Compensation Committee
Report on Executive Compensation

Executive compensation is administered by the Organization and Compensation Committee (the "Committee"), a committee of the Board of Directors. Committee members are neither employees nor former employees of Aeroquip-Vickers. The Committee makes recommendations to the full Board with respect to the responsibilities and salaries of executive management. It also approves awards under the Company's 1994 Stock Incentive Plan and oversees the administration of other incentive plans and the employee benefit pension and profit-sharing plans. The Committee strives to balance short- and long-term objectives in establishing performance criteria, evaluating performance and determining actual awards.

Compensation Philosophy

The Aeroquip-Vickers mission is to create economic value for its shareholders through superior growth and profitability. The executive compensation program supports this mission by linking compensation to business performance and profitability.

The Committee believes that enhancement of shareholder value is reinforced by a compensation program which 1) attracts and retains highly qualified individuals, 2) includes major components which are linked to creating value for the shareholder, and 3) rewards superior results. This linkage is achieved through the design of incentive plans which focus on the return on net assets (RONA), operating income growth (OIG), return on shareholders' equity (ROE), total shareholder return (TSR) and the attainment of performance goals by individual executives.

The executive compensation program is based upon a pay-for-performance philosophy. As an executive's level of responsibility increases, a greater portion of his or her total compensation opportunity is contingent on improving Aeroquip-Vickers' performance and a lesser portion is base salary. For the five executive officers named in the Summary Compensation Table, more than half of their total compensation opportunity is contingent on the Company's financial results and growth in the market value of the Company's common stock.

In 1995, an independent, global consulting firm reviewed the competitiveness and appropriateness of Aeroquip-Vickers' executive compensation programs. It compared compensation for Aeroquip-Vickers executives in relation to broad industrial competitive practice and against the proxy data reported by a group of 17 peer companies with comparable sales volume and market diversity, which included a majority of the 14 companies in the S&P Manufacturing (Diversified) Index presented in the performance graph. The other companies included had sales volumes more comparable to Aeroquip-Vickers. The review helped the Committee assure that the design of its executive compensation programs is consistent with its compensation philosophy. While the consultant found the overall executive compensation to be within competitive standards, certain changes were made to selected incentive plan elements to assure their continued linkage to the compensation philosophy and to remain competitive with the market.

Base Salaries

The Board of Directors, acting on the recommendation of the Organization and Compensation Committee, approves base salaries of executive management. Executive salaries are competitive with median salaries paid by comparable industrial companies. The amount of the individual base salary increases varies, reflecting the Board's judgment of the leadership and performance of each individual, business results and progress toward achieving strategic objectives.

Annual Executive Incentive Plan

The Annual Executive Incentive Plan is based on meeting pre-approved RONA and OIG goals for Aeroquip-Vickers' executives (including the five executive officers named in the Summary Compensation Table) to reinforce Aeroquip-Vickers' emphasis on business growth. At the start of each year, annual RONA and OIG threshold, target and maximum goals are set at levels which, if achieved, will result in total cash compensation to the executives that is consistent with Aeroquip-Vickers' performance-based compensation philosophy, as described earlier.

In 1997, target RONA and OIG performance levels for Aeroquip Corporation, Vickers, Incorporated and, on a consolidated basis, Aeroquip-Vickers, Inc. were met or exceeded, reflecting substantially higher operating income. The awards to the named executive officers shown in the Summary Compensation Table were approved by the Committee.

The Mid-Term Incentive Plan

The purpose of the Mid-Term Incentive Plan is to focus Aeroquip-Vickers' executive management team on increasing the value of shareholders' investments.

The Mid-Term Incentive Plan is formula-driven, with threshold, target and maximum goals established at the start of a three-year plan period. The plan, whose three-year earn-out cycle ended in 1997, required the three-year average RONA and the December 31, 1997, Total Shareholder Return percentile ranking to meet pre-established threshold levels before any award was made. Performance during the 1995-1997 plan period merited a payout above the target performance level for the RONA portion and slightly below the target for the TSR component of the award.

As a result of continued efforts to strengthen senior executives' long-term goals and align them with those of shareholders (see "Stock Options" below), the Mid-Term Incentive Plan is being discontinued.

Stock Options

The Committee believes that stock options are a cornerstone of a compensation program designed to enhance shareholder value. The 1994 Stock Incentive Plan and the proposed 1998 Stock Incentive Plan are designed to align the executive's financial interests with those of the shareholders by encouraging key executives to acquire and hold a growing ownership stake in Aeroquip-Vickers. Share ownership guidelines have been established whereby executives are expected to accumulate and own a specified number of shares over time. Annually, executives report their ownership stake to the Chief Executive Officer.

In 1997, the Committee granted non-qualified, 10-year term stock options to executive officers and selected key executives. Stock options were awarded at fair market value on the date of grant so that future value arises only when the Aeroquip-Vickers stock price increases above the exercise price. The Committee does not permit repricing of options which may fall below the initial exercise price. In selecting recipients and in determining the type, size and terms of the grant, the Committee considered the potential and performance of the recipients, grants made in prior years and options which remain outstanding.

Compensation of the Chief Executive Officer

The potential value of Mr. Allen's total compensation package has been structured to reward performance by placing a high degree of compensation at risk. The CEO's base salary was increased in 1997 based on Aeroquip-Vickers' continuing improvement in net income.

Mr. Allen earned $773,900 under the 1997 Annual Executive Incentive Plan based on corporate achievement relative to the performance goals which were approved by the Committee at the start of the year. The award represented continued improved earnings and RONA and OIG performance. Under the 1995-1997 Mid-Term Incentive Plan, Mr. Allen earned an award of 3,528 shares of Aeroquip-Vickers common stock and $113,215 reflecting achievement of Aeroquip-Vickers' RONA goals and improvement in TSR ranking during the three-year plan period.

In keeping with the Committee's desire to strengthen the portion of total compensation contingent upon the performance of Aeroquip-Vickers' common stock, Mr. Allen was awarded 50,000 non-qualified stock options at $42.125 per share, which was the New York Stock Exchange closing price of Aeroquip-Vickers common shares on the date of the award. In making its award, which was the same as in prior years, the Committee took into consideration Mr. Allen's current stock holdings and previous stock option awards, as well as the number of his unexercised options.

Compliance with Federal Tax Legislation

Federal tax legislation enacted in 1993, generally, would preclude Aeroquip-Vickers and other public companies from taking a tax deduction for compensation over $1 million which is not performance-based and is paid, or otherwise taxable, to persons named in the Summary Compensation Table and employed by Aeroquip-Vickers at the end of the applicable tax year. The 1994 Stock Incentive Plan and the proposed 1998 Stock Incentive Plan contain provisions designed to permit certain awards to qualify as performance-based compensation and so to exempt such awards from the deduction limitation.

Mr. Allen deferred part of his 1997 compensation in order to ensure the deductibility of compensation paid to him by Aeroquip-Vickers. The Committee intends to continue to monitor the executive compensation program with respect to the present federal tax law.

This report is submitted by the Organization and Compensation Committee of Aeroquip-Vickers' Board of Directors:

                                                Purdy Crawford, Chairman
                                                David R. Goode
                                                Paul A. Ormond
                                                William R. Timken, Jr.


Retirement Plans

The TRINOVA Corporation Restated Salaried Retirement Plan for Corporate Employees was terminated on July 1, 1997. The plan's formula provided an annual pension benefit in the form of a life annuity to an employee or his or her surviving spouse calculated by multiplying the number of years of credited service in the plan by an amount equal to 1% of compensation up to covered compensation for Social Security purposes plus 1.5% of compensation in excess of that amount. The compensation covered by this plan consisted of salary and bonus. Estimated accrued annual retirement benefits at normal retirement age payable under the terms of this plan to Messrs. Allen, Ammann and Selland, who have vested benefits based upon 15.67, 23.75 and 15.67 years of service, respectively, and the applicable portion of the Aeroquip-Vickers, Inc. Supplemental Benefit Plan are $145,362, $119,737 and $66,206, respectively.


Change in Control Agreements

Aeroquip-Vickers has entered into agreements with Messrs. Allen, Ammann, Kline, Selland, Weber and each of its other executive officers. These agreements are designed primarily to aid in ensuring continued management in the event of an actual or threatened change in control of Aeroquip-Vickers (as defined in the agreements). The agreements provide that in the event an executive officer is terminated by Aeroquip-Vickers other than upon his death, disability or for cause (as defined in the agreements) within four years after a change in control, he would be entitled to: (i) a lump sum payment equal to two years' (or, if less, the period until age 65) salary and incentive compensation under the Annual Executive Incentive Compensation Plan (based upon an average of his highest compensation in two of the previous five years); (ii) a contribution by Aeroquip-Vickers to the executive's retirement savings plan account in an amount equal to 9% of his average compensation (as determined in clause (i) above); and (iii) continued participation in Aeroquip-Vickers' welfare-benefit plans for two years (or, if earlier, age 65). The officer would also be entitled to receive the payments and benefits described above if he resigned within a period between six months and two years following a change in control for reasons set forth in the agreements relating to changed circumstances.


________________________
ITEM 2.       APPROVAL OF THE AEROQUIP-VICKERS, INC.
        1998 STOCK INCENTIVE PLAN


GENERAL

The Board of Directors of the Company (the "Board") adopted the Aeroquip-Vickers, Inc. 1998 Stock Incentive Plan (the "1998 Plan") on January 22, 1998, subject to approval by the shareholders at the annual meeting to be held on April 16, 1998. If the requisite approval is not obtained, no awards will be made under the 1998 Plan.

The purpose of the 1998 Plan is to promote the long-term success of the Company and increase shareholder value by providing officers and other salaried employees of the Company and its subsidiaries with incentive awards that reward performance and continued service with the Company. By encouraging such employees through stock-based awards or award payments to become owners of Common Shares, it is intended that participants in the 1998 Plan will view the Company from an ownership perspective. Additionally, the Company believes the 1998 Plan will assist in attracting and retaining persons of the highest caliber.

The 1998 Plan is intended to serve the same purpose as the Company's 1994 Stock Incentive Plan (the "1994 Plan") under which only 58,133 Common Shares remain available for grant.


SUMMARY OF THE 1998 PLAN.

The 1998 Plan authorizes the granting of options to purchase Common Shares ("Option Rights"), stock appreciation rights ("Appreciation Rights"), performance awards ("Performance Awards") and awards of restricted stock ("Restricted Stock Awards"). The terms applicable to these various types of awards, including those terms that may be established by the Organization and Compensation Committee (the "Committee") of the Board when making or administering particular awards, are set forth in detail in the 1998 Plan. The following general description of certain features of the 1998 Plan is qualified in its entirety by reference to the text of the 1998 Plan, which is attached as Appendix A.

Shares Available under the 1998 Plan. Subject to adjustment as provided in the 1998 Plan, the number of Common Shares that may be issued or transferred under the 1998 Plan shall not in the aggregate exceed 1,700,000 shares, plus the number of Common Shares that remain available for grants under the 1994 Plan as of the date the 1998 Plan is approved by the shareholders of the Company. Common Shares subject to an award under the 1998 Plan or the 1994 Plan that expire or otherwise terminate or are cancelled without exercise or vesting, as the case may be, will thereafter be available for the grant of new awards. If any Option Right granted under the 1998 Plan or the 1994 Plan is exercised by tendering Common Shares (either actually or by attestation) to the Company as full or partial payment of such exercise, only the number of shares exercised net of the Common Shares tendered will be deemed issued for purposes of determining the number of Common Shares remaining reserved for issuance under the 1998 Plan. The aggregate number of Common Shares that may be covered by Option Rights and Appreciation Rights granted to any single individual under the 1998 Plan may not exceed 1,000,000 over any successive five-year calendar period. The aggregate number of shares that may be issued upon the exercise of incentive stock options intended to comply with Section 422 of the Internal Revenue Code (the "Code") will be 1,700,000. The aggregate number of shares that may be issued in settlement of awards granted as Performance Awards or Restricted Stock is 100,000. The 100,000 share limit does not apply to Common Shares received as the form of payment for other compensation plans or arrangements of the Company, including those of any entity acquired by the Company.

In instances where an Appreciation Right or other award is settled in cash, the Common Shares covered by such settlements will not be deemed issued or transferred and shall remain available for issuance under the 1998 Plan. Likewise, the payment of cash dividends and dividend equivalents in conjunction with outstanding awards will not be counted against the Common Shares available for issuance. Common Shares delivered under the 1998 Plan may be shares of original issuance, treasury shares or a combination thereof. No fractional shares may be issued or transferred under the 1998 Plan. Cash may be paid in lieu of any fractional shares in settlement of awards under the 1998 Plan.

Administration. The 1998 Plan will be administered by the Committee. The Committee will have full authority to interpret the 1998 Plan and to adopt such rules, regulations and guidelines for carrying out the 1998 Plan as it may deem necessary or proper. This authority includes, but is not limited to, selecting award recipients; establishing all award terms, conditions and restrictions; and determining the number of Common Shares covered by each award. The Committee will also prescribe the forms of the instruments evidencing any awards granted and will make all determinations necessary or desirable for the administration of the 1998 Plan. The Committee may provide for the acceleration of vesting of any award in the event of a change in control of the Company or any other similar transaction or event.

The Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the 1998 Plan and may provide for special terms for awards to participants who either are foreign nationals or are employed by the Company or any of its subsidiaries outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

Eligibility. Any salaried employee of the Company may be selected by the Committee to receive benefits under the 1998 Plan. For this purpose, the Company includes any entity that is directly or indirectly controlled by the Company or in which the Company has a significant equity interest, as determined by the Committee. Approximately 5,200 officers and other salaried employees of the Company and its subsidiaries would be eligible to be considered for participation in the 1998 Plan.

Option Rights. The Committee may grant Option Rights that entitle the optionee to purchase Common Shares at a price equal to or greater than fair market value on the date of grant except that, if Option Rights are granted retroactively in tandem with or as a substitute for Appreciation Rights, the exercise price may be no lower than the fair market value of a Common Share on the date the Appreciation Rights were granted. This exception makes it possible for the Committee, with the consent of a holder of Appreciation Rights awarded under the 1998 Plan, to replace them with Option Rights having an equivalent value. The fair market value, as defined in the 1998 Plan, of one Common Share was $58.00 on February 17, 1998, which was the closing price of the Common Shares on the New York Stock Exchange on the last trading day preceding that date.

The option price is payable in cash or by such other method as may be permitted by the Committee, including, but not limited to, (i) tendering (either actually or constructively by attestation) Common Shares; (ii) surrendering an award valued at fair market value on the date of surrender; or
(iii) any combination of the foregoing. Any grant may provide for deferred payment of the option price from the proceeds of sale through a third party of some or all of the Common Shares to which the exercise relates. The Committee has the authority to specify at the time Option Rights are granted that Common Shares will not be accepted in payment of the option price until they have been owned by the optionee for a specified period; however, the 1998 Plan does not require any such holding period and would permit immediate sequential exchanges of Common Shares at the time of exercise of Option Rights.

Option Rights granted under the 1998 Plan may be Option Rights that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or Option Rights that are not intended to so qualify. At or after the date of grant of any non-qualified Option Rights, the Committee may provide for the payment of dividends or dividend equivalents to the optionee. Such dividends or dividend equivalents may be paid currently or may be credited to a participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Common Shares or share equivalents which are also subject to award contingencies.

Option Rights may be granted with a maximum 10-year period of duration. Any grant may specify a period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights will become exercisable. Subject to the maximum limitation on grants to any individual mentioned above, successive grants may be made to the same optionee regardless of whether Option Rights previously granted to the optionee remain unexercised.

Appreciation Rights. An Appreciation Right represents a right to receive a payment, in cash or Common Shares, equal to the excess of the fair market value of a specified number of Common Shares on the date the Appreciation Right is exercised over the fair market value on the date the Appreciation Right was granted. However, if an Appreciation Right is granted retroactively in tandem with or as a substitution for an Option Right, the designated fair market value in the applicable award agreement may be no lower than the fair market value of a Common Share on the date such Option Right was granted. Appreciation Rights granted under the 1998 Plan may either be freestanding Appreciation Rights or may be granted in tandem with Option Rights. As in the case of Option Rights, the Committee may provide with respect to any grant of Appreciation Rights for the payment of dividends or dividend equivalents in cash or Common Shares.

Performance Awards. A Performance Award is a right to receive a future payment contingent on both continuous service with the Company and the achievement of pre-established goals. The performance criteria to be used for performance goals for such awards shall be limited to one or more of the following: revenues, earnings per share, stock price, total shareholder return, economic value added, cash flow, operating income, return on assets, return on equity, return on invested capital, and other operating profit criteria including EBIT and EBITDA. Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measures of selected performance criteria. A performance period will cover a minimum period of four fiscal quarters and a maximum of 40 fiscal quarters. A Performance Award may be denominated in Common Shares or in cash or share units. No single individual may receive a payment of more than $2,000,000 for any single performance period. For performance awards denominated in Common Shares or Common Share units, the maximum individual payment amount is $2,000,000, as determined using the fair market value as of the date the award is granted. Subject to such maximum amount, the amounts that may be earned by a participant receiving a Performance Award may vary in accordance with the level of achievement of the applicable performance goal(s). Performance periods may overlap one another, and a participant may simultaneously hold awards covering overlapping periods with different performance goals for different performance measures. As determined by the Committee, performance awards may be settled in cash, Common Shares or a combination of both.

Restricted Stock Awards. A Restricted Stock Award is a grant of Common Shares or share units representing Common Shares that is subject to such conditions and restrictions as the Committee determines. Such awards will be subject to a full or partial vesting schedule of three or more years and will be forfeitable in full or part over such periods.

Dividends and Dividend Equivalents. The Committee may provide that any awards earn dividends or dividend equivalents payable in cash or Common Shares.

Settlements and Deferrals. Payment of awards under the 1998 Plan may be in the form of cash, Common Shares, other awards or combinations thereof, as the Committee may determine, and any such payment may be subject to such terms, conditions and restrictions as the Committee may impose. The Committee also may require or permit participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under such rules and procedures as it may establish under the 1998 Plan. The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Common Shares. Subject to the limits on Common Shares available under the 1998 Plan as described above, the Committee may, in addition to granting the awards described above, use remaining available Common Shares as the form of payment for other compensation plans or arrangements of the Company, including those of any entity acquired by the Company.

Transferability. Except as the Committee may otherwise provide, awards granted under the 1998 Plan may not be transferred or assigned other than by will or the laws of descent and distribution and, if permitted by the Committee, (i) by gift or other transfer to either any one or more members of the optionee's immediate family or a trust, family partnership or similar entity established solely for the benefit of one or more members of the optionee's immediate family, or (ii) pursuant to a qualified domestic relations order, provided, however, that any award so transferred will continue to be subject to all the terms and conditions contained in the instrument evidencing such award.

Adjustments. The Board is required under the 1998 Plan to make or provide for such adjustments in the price and the number and kind of Common Shares covered by outstanding awards or available for awards pursuant to the 1998 Plan as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of participants that would otherwise result from (i) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, recapitalization or other change in the capital structure of the Company; (ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, or partial or complete liquidation; or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. Likewise, upon the occurrence of any such transaction or event, the Board, in its discretion, may provide in substitution for the surrender of or adjustment to any outstanding award under the 1998 Plan, such alternative consideration as the Board, in good faith, may determine to be equitable in such circumstances. Further, in the event of a spin-off, extraordinary dividend or other distribution to shareholders, or similar transaction, the Board may also make such adjustments in outstanding awards as it deems appropriate.

If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Board may elect to assume under the 1998 Plan any or all outstanding stock options or other plans adopted by it prior to such acquisition. Such assumptions will be on such terms and conditions as the Board may determine are required and appropriate to preserve the benefits in such assumed awards. Unless otherwise determined by the Board, such awards will not be taken into account for purposes of the limitations described above that are contained in the 1998 Plan.

Amendments and Termination. The Committee may at any time amend or terminate the 1998 Plan, provided that approval by the shareholders of the Company shall be required for any amendment which would, in the absence of such shareholder approval, (i) increase the maximum number of shares subject to the plan, (ii) increase any limitations on award sizes, or (iii) permit outstanding Option Rights and Appreciation Rights to be repriced (or cancelled and replaced) such that the purchase price of such options or appreciation rights (or the replacement grants) is less than the original price. The 1998 Plan shall remain effective until terminated by the Board.


FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1998 Plan based on federal income tax laws in effect on January 1, 1998. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Tax Consequences to Participants

Non-qualified Option Rights. In general: (i) no income will be recognized by an optionee at the time a non-qualified Option Right is granted; (ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are non-restricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as a capital gain (or loss).

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If Common Shares are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then, upon the sale of the shares, any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

If Common Shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in the sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as capital gain (or loss).

Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of any cash, and the fair market value of any non-restricted shares of Common Shares, received pursuant to the exercise.

Performance Awards. No income generally will be recognized upon the grant of Performance Awards. Upon payment in respect of the earn-out of Performance Awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any non-restricted Common Shares received.

Restricted Stock Awards. A recipient of a Restricted Stock Award generally will be subject to tax at ordinary income rates on the fair market value of the Common Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.


Tax Consequences to the Company or Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code, and is not disallowed by the $1 million limitation on certain executive compensation.

RECOMMENDATION

The Board of Directors believes that the approval of the 1998 Plan is in the best interest of the Company and the shareholders because the 1998 Plan will enable the Company to provide compensation equity incentives to officers and other salaried employees to enhance the profitability of the Company and increase shareholder value.

The Board of Directors recommends a vote FOR approval of the Aeroquip-Vickers, Inc. 1998 Stock Incentive Plan.


________________________
ITEM 3.       APPROVAL OF THE AEROQUIP-VICKERS, INC.
        NON-EMPLOYEE DIRECTORS' STOCK AWARD PLAN

GENERAL

The Board of Directors of the Company (the "Board") adopted the Aeroquip-Vickers, Inc. Non-Employee Directors' Stock Award Plan (the "New Directors' Plan"), subject to approval by shareholders at the annual meeting to be held on April 16, 1998. If the requisite approval is not obtained, no awards will be made under the New Directors' Plan. The Board of Directors has amended the 1989 Non-Employee Directors' Equity Plan to limit participation in that plan to individuals who were non-employee directors prior to April 16, 1998, subject to approval of the New Directors' Plan by shareholders at this annual meeting to be held on April 16, 1998. See "Compensation of Directors."

The purpose of the New Directors' Plan is to enhance the Company's ability to attract and retain talented individuals to serve as members of the Board. It is also intended to further promote the interests of the Company and its shareholders by encouraging increased ownership in the Common Shares by non-employee Directors through the periodic issuance of stock options and deferred stock awards.

SUMMARY OF THE NEW DIRECTORS' PLAN

The New Directors' Plan authorizes the granting of options to purchase Common Shares ("Stock Options") and of awards of deferred Common Shares ("Stock Awards"). The terms applicable to the Stock Options and Stock Awards are set forth in the New Directors' Plan. The following general description of certain features of the New Directors' Plan is qualified in its entirety by reference to the text of the New Directors' Plan which is attached as Appendix B.

Shares Available Under the New Directors' Plan. Subject to adjustment as provided for in the New Directors' Plan, 100,000 Common Shares are reserved for issuance under the New Directors' Plan. Such shares may be authorized and unissued Common Shares or treasury shares. No fractional shares will be issued or transferred under the New Directors' Plan. Cash will be paid in lieu of any fractional share in settlement of Stock Options or Stock Awards. Common Shares subject to a Stock Option or Stock Award that expire or otherwise terminate without exercise or vesting, respectively, will be available for issuance under the New Directors' Plan. If any Stock Option is exercisable by tendering Common Shares (either actually or by attestation) to the Company as full or partial payment of such exercise, only the number of Common Shares exercised net of the Common Shares tendered will be deemed to be issued for purposes of determining the number of Common Shares remaining for issuance under the New Directors' Plan.

Administration. The New Directors' Plan will be administered by the Board. The Board has full authority to interpret the New Directors' Plan and to adopt such procedures, regulations and rules consistent with the intent of the New Directors' Plan as the Board deems appropriate. This authority includes, but is not limited to, providing for the accelerated exercisability and vesting of any outstanding Stock Options and Stock Awards in the event of a change in control of the Company or a similar transaction or event.

Eligibility. Any person who serves as a non-employee member of the Board while the New Directors' Plan is in effect is eligible to participate in the plan ("Eligible Director").

Stock Options. Beginning with the annual meeting of shareholders in 1998, an Eligible Director will receive a Stock Option for 1,200 Common Shares upon election or re-election to the Board at an annual meeting of shareholders.
Any Eligible Director who is appointed to the Board after an annual meeting of shareholders will receive, as of the date of the appointment, a Stock Option for the number of Common Shares equal to the sum of 1,200 times the number of full calendar months until the next annual meeting plus one, divided by 12 (rounded up to the next full share).

Each Stock Option will have an original term of 10 years and will become exercisable in one-third incremental installments on each of the first three anniversaries of the date of grant. If an optionee terminates his or her service from the Board by resignation or by failure to run for re-election at the optionee's request, all of his or her non-vested Stock Options will be cancelled, unless the Board determines otherwise. All vested Stock Options will remain outstanding until the earlier of one year following such termination or the remainder of the applicable Stock Option's original term. If an optionee dies holding outstanding Stock Options, then the term of such Stock Option will be two years following the date of the optionee's death, such that if the optionee dies in the final year of the original term of the Stock Option, such Stock Option will remain exercisable for two years from the date of death. All non-vested Stock Options held by a deceased optionee will become fully vested at the time of death. If an optionee terminates Board service other than by resignation, failure to run for re-election at the optionee's request or the optionee's death, each Stock Option held by such optionee will remain outstanding until the earlier of five years following termination of Board service or the remainder of an applicable Stock Option's original term.

The option price is payable (1) in cash, (2) by tendering (either actually or by attestation) Common Shares of like value, (3) by authorizing a third party to sell Common Shares (or a sufficient portion) acquired upon exercise of a Stock Option and to remit to the Company such amount from the sale proceeds to pay for the Common Shares acquired by exercise or (4) by any other means as the Board may permit.

Stock Options will not be transferred or assigned other than by (1) will or the laws of descent and distribution, or (2) by gift or other transfer to either any one or more members of the optionee's immediate family, a trust, family partnership or similar entity established solely for the benefit of one or more members of the optionee's immediate family. However, any Stock Option so transferred will continue to be subject to all the terms and conditions contained in the instrument evidencing such Stock Option.

Stock Awards. Beginning with the 1998 annual meeting of shareholders, an Eligible Director will receive Stock Awards for 200 Common Shares upon election or re-election at an annual meeting of shareholders. Any Eligible Director who is appointed to the Board after an annual meeting of shareholders will receive a Stock Award for the number of Common Shares equal to the sum of 200 times the number of full calendar months until the next annual meeting plus one, divided by 12 (rounded up to the next full share).

Each Stock Award will vest and become payable on the first anniversary of the date of grant. During such one-year vesting period, each Stock Award will be credited with dividend equivalents when dividends are paid on Common Shares. Such dividend equivalents will be converted into an additional number of Common Shares covered by such Stock Award. The Board may permit the payment of Stock Awards to be deferred at the election of the recipient under such terms and conditions as the Board may determine. Payment of vested Stock Awards will be in Common Shares, except that cash will be paid in settlement of any fractional share resulting from dividend equivalents or adjustments as provided in the New Directors' Plan.

In the event a Stock Award recipient terminates Board Service either by (1) reason of resignation, or (2) in the case of a Stock Award granted subsequent to an annual meeting of shareholders, failure to run for re-election at the recipient's request, outstanding, non-vested Stock Awards held by such recipient will be forfeited and cancelled. In the event of termination of Board Service for any other reason, outstanding Stock Awards held by the terminating recipient shall vest. Non-vested Stock Awards may not be transferred or assigned other than by will or the laws of descent and distribution.

Amendment and Termination. The Committee may at any time amend or terminate the New Directors' Plan. However, approval of shareholders is required for any amendment which would either (1) increase the maximum number of Common Shares available under the New Directors' Plan, or (2) permit outstanding Stock Options to be repriced (or cancelled and replaced) such that the purchase price of such Stock Options (or their replacements) is less than the original purchase price.

Adjustments.  The Board is required to make or provide for such adjustments
(1) in the number and kind of shares covered by outstanding Stock Options or Stock Awards and available future awards, and (2) in the exercise price of outstanding Stock Options as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Eligible Directors that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization or partial or complete liquidation, or (c) any other corporate transaction or event having an effect similar to the foregoing. Likewise, upon the occurrence of any such transaction or event, the Board, in its discretion, may provide in substitution for the surrender or adjustment to any outstanding Stock Options or Stock Awards such alternative consideration as the Board, in good faith, may determine to be equitable in such circumstance. Further, in the event of a spin-off, extraordinary dividend or other distribution to shareholders, or similar transaction, the Board may also make such adjustments in outstanding awards as it deems appropriate.


NEW PLAN BENEFITS TABLE

Subject to approval of the New Directors' Plan by the shareholders at the 1998 meeting, seven eligible directors will be, upon election or re-election to the Board at the 1998 annual meeting, entitled to each receive Stock Options to purchase 1,200 Common Shares and Stock Awards for 200 Common Shares pursuant to the New Directors' Plan. The table below reflects these awards:

                           New Plan Benefits Table

                                             Stock                Stock
                                            Options               Awards

                                                             Dollar
Name and Position                            Shares          Value (1)  Shares

Darryl F. Allen                              0               $0         0
  Chairman of the Board, President
  and Chief Executive Officer

Howard M. Selland                            0               $0         0
  Executive Vice President of the
  Company and President of
  Aeroquip Corporation

John H. Weber                                0               $0         0
  Executive Vice President of the
  Company and President of
  Vickers, Incorporated

William R. Ammann                            0               $0         0
  Vice President - Administration
  and Treasurer of the Company

James E. Kline                               0               $0         0
  Vice President and General Counsel
  of the Company

Executive Group                              0               $0         0

Non-Executive Director Group (2)             8,400           $81,200    1,400

Non-Executive Officer Employee Group         0               $0         0
__________________

(1) The dollar value shown is based on the closing price of the Common Shares on February 13, 1998, which was $58.00.

(2) The non-employee directors are: Purdy Crawford, Joseph Farrell, David Goode, Paul Ormond, John Reilly and William Timken. Mr. Colbert is a 1998 nominee for election to the Board and, if elected, will be eligible to receive stock options and stock awards under the New Directors' Plan.


FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the New Directors' Plan based on federal income tax laws in effect on January 1, 1998. The summary is not intended to be exhaustive and does not discuss state or local tax consequences.

Tax Consequences to Eligible Directors

Stock Options. The Stock Options granted under the New Directors' Plan will be non-qualified stock options. In general, (i) no income will be recognized by an Eligible Director at the time a Stock Option is granted; (ii) at exercise, ordinary income will be recognized by the Eligible Director in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at sale, appreciation (or depreciation) after the date of exercise will be treated as a capital gain or loss.

Stock Awards. No income generally will be recognized upon the grant of a Stock Award. The recipient of a Stock Award grant generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares on the date that such shares are transferred to the Eligible Director under the grant, and the capital gains/loss holding period for such shares will also commence on such date.

Tax Consequences to the Company

To the extent that an Eligible Director recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

RECOMMENDATION

The Board believes that the approval of the New Directors' Plan is in the best interest of the Company and the shareholders because the New Directors' Plan will enable the Company to provide compensation equity incentives to non-employee directors to enhance profitability of the Company and increase shareholder value.


The Board of Directors recommends a vote FOR approval of the Aeroquip-Vickers, Inc. Non-Employee Directors' Stock Award Plan.


________________________
ITEM 4.       APPROVAL OF INDEPENDENT AUDITORS

The Board of Directors has employed the firm of Ernst & Young LLP, as the independent auditors for Aeroquip-Vickers for the year 1998, and recommends ratification of this action at the annual meeting of shareholders. If the employment of Ernst & Young LLP is not ratified, the Board will consider the appointment of other auditors.

Ernst & Young LLP acted as independent auditors for Aeroquip-Vickers for 1997. Representatives of Ernst & Young LLP will be present at the meeting to make a statement if they desire to do so and to respond to appropriate questions.


The Board of Directors recommends that shareholders vote for the proposal ratifying the employment of Ernst & Young LLP as Aeroquip-Vickers' independent auditors for 1998.

                                       By Order of the Board of Directors,


                                       /S/ JAMES M. OATHOUT
                                       James M. Oathout
                                       Secretary

                                                                  APPENDIX A


                            AEROQUIP-VICKERS, INC.

                          1998 STOCK INCENTIVE PLAN


_______________________________________________________________________


1. Purpose. The purpose of the Aeroquip-Vickers, Inc. 1998 Stock Incentive Plan (the "Plan") is to promote the long-term success of Aeroquip-Vickers, Inc. (the "Company") and increase shareholder value by providing officers and other salaried employees of the Company and its subsidiaries with incentive awards that reward performance and continued service with the Company. By encouraging such employees through stock-based awards or award payments to become owners of the Common Shares, $5.00 par value, of the Company ("Common Shares"), it is intended that Plan participants will view the Company from an ownership perspective. Additionally, the Company believes the Plan will assist in attracting and retaining persons of the highest caliber.

2. Effective Date. The Plan shall become effective upon approval by the shareholders of the Company and shall remain effective until termination by the Company's Board of Directors (the "Board").

3. Administration of the Plan. The Plan shall be administered by a committee appointed by the Board (the "Committee"); provided, however, that from time to time the Board may assume, at its sole discretion, administration of the Plan. The Committee shall have full authority to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. This authority shall include, but is not limited to, selecting award recipients; establishing all award terms, conditions and restrictions; and determining the number of Common Shares covered by each award. The Committee shall also prescribe the forms of the instruments evidencing any awards granted and make all determinations necessary or desirable for the administration of the Plan. The Committee may provide for the acceleration of vesting of any award in the event of a change in control of the Company or other similar transaction or event.

4. Eligibility. Any salaried employee of the Company may be eligible to receive one or more awards under the Plan. "Employee" shall also include any former salaried employee of the Company eligible to receive an assumed or replacement award or award settlement as contemplated in Sections 7 and 9 of the Plan, and "the Company" includes any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as may be determined by the Committee.

5. Common Shares Available for Awards. The aggregate number of Common Shares that may be issued or transferred under this Plan shall be one million seven hundred thousand (1,700,000) shares plus the aggregate number of shares remaining available for grants under the Company's 1994 Stock Incentive Plan (the "1994 Plan") as of the date this Plan is approved by the shareholders of the Company. Common Shares subject to an award under the Plan or the 1994 Plan that expire or otherwise terminate or are canceled without exercise or vesting, as the case may be, shall thereafter be available for the grant of new awards. If any stock option granted under the Plan or the 1994 Plan is exercised by tendering Common Shares (either actually or by attestation) to the Company as full or partial payment of such exercise, only the number of shares exercised net of the Common Shares tendered shall be deemed issued for purposes of determining the number of Common Shares remaining reserved for issuance under the Plan. The aggregate number of Common Shares that may be covered by stock options and SARs granted to any single individual under the Plan shall not exceed one million (1,000,000) over any successive five-year calendar period. The aggregate number of shares that may be issued upon the exercise of incentive stock options intended to comply with Section 422 of the Internal Revenue Code (the "Code") shall be one million seven hundred thousand (1,700,000). The aggregate number of shares that may be issued in settlement of awards granted under Sections 7(c) and 7(d) shall be 100,000. Further, in instances where an SAR or other award is settled in cash, including the use of Common Shares to settle tax withholding obligations, the Common Shares covered by such settlement shall not be deemed issued or transferred and shall remain available for issuance under the Plan. Likewise, the payment of cash dividends and dividend equivalents paid in cash in conjunction with outstanding awards shall not be counted against the Common Shares available for issuance.

Each of the limitations stated above on the aggregate number of Common Shares that may be issued under the Plan is subject to adjustment as provided for in
Section 12.

Any Common Shares delivered under the Plan may consist of authorized and unissued shares or treasury shares, and no fractional shares shall be issued or transferred under the Plan. Cash may be paid in lieu of any fractional shares in settlement of awards under the Plan.

6. Fair Market Value. "Fair Market Value" for all purposes under the Plan shall mean the closing price of a Common Share as reported under "NYSE Composite Transactions" in The Wall Street Journal, or similar readily available public source, as of the day preceding the day on which the award is granted (or other Plan transaction occurs), or in the case of a stock option granted retroactively in tandem with or in replacement of SARs, the Fair Market Value specified for such previously granted SARs. If no sales of shares were made on such date, the closing price of a share as reported for the most recent preceding day on which sales of Common Shares were made shall be used.

7. Awards. The Committee shall determine the type or types of award(s) to be made to each participant. Awards may be granted singly, in combination or in tandem. Subject to Section 15, awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or grants or rights awarded under any other employee or compensation plan of the Company, including the 1994 Plan or the plan of any acquired entity. The types of awards that may be granted under the Plan are:

             (a) Stock Options -- A grant of a right to purchase a specified number of Common Shares during a specified period not to exceed 10 years, as determined by the Committee. The purchase price per Common Share for each stock option shall be not less than 100% of Fair Market Value on the date of grant, except that, if a stock option is granted retroactively in tandem with or as a substitution for a SAR, the exercise price may be no lower than the Fair Market Value of a Common Share on the date the SAR was granted. A stock option may be in the form of an incentive stock option which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. The price at which Common Shares may be purchased under a stock option shall be paid in cash or by such other method as may be permitted by the Committee, including, but not limited to, (i) tendering (either actually or constructively by attestation) Common Shares; (ii) surrendering an award valued at Fair Market Value on the date of surrender; or (iii) any combination of the foregoing. Any option may provide for deferred payment of the option price from the proceeds of sale through a third party of some or all of the Common Shares to which the option relates.

             (b) SARs -- A right to receive a payment, in cash and/or Common Shares, equal to the excess of the Fair Market Value of a specified number of Common Shares on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable award agreement, except that, if a SAR is granted retroactively in tandem with or as a substitution for a stock option, the designated Fair Market Value in the applicable award agreement may be no lower than the Fair Market Value of a Common Share on the date such stock option was granted.

             (c) Performance Awards -- A right to receive a future payment contingent on both continuous service with the Company and the achievement of pre-established goals. The performance criteria to be used for performance goals for such awards shall be limited to one or more of the following: revenues, earnings per share, stock price, total shareholder return, economic value added, cash flow, operating income, return on assets, return on equity, return on invested capital, return on revenues, and other operating profit criteria including EBIT and EBITDA. Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measures of the selected performance criteria. A performance period will cover a minimum period of four (4) fiscal quarters and a maximum of forty (40) fiscal quarters. A performance award may be made in Common Shares or denominated in cash or share units representing Common Shares. No individual may receive a payment of more than $2,000,000 for any single performance period for a performance award which has been denominated in a cash amount or amounts. For performance awards denominated in Common Shares or in share units representing Common Shares, the maximum individual payment amount shall be $2,000,000 as determined using the Fair Market Value as of the date the award is granted. Subject to such maximum amounts, the amounts that may be earned by a participant receiving a performance award may vary in accordance with the level of achievement of the applicable performance goals. Performance periods may overlap one another, and a participant may simultaneously hold awards covering overlapping periods with different performance goals for different performance measures. As determined by the Committee, performance awards may be settled in cash, Common Shares or a combination of both.

             (d) Restricted Stock Awards -- A grant of Common Shares or share units representing Common Shares that is subject to such conditions and restrictions as the Committee shall determine. Such awards shall be subject to a full or partial vesting schedule of three or more years and shall be forfeitable in full or part over such period.

8. Dividends and Dividend Equivalents. The Committee may provide that any awards may earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including, but not limited to, reinvestment in additional Common Shares or share equivalents which are also subject to award contingencies.

9. Settlements and Deferrals. Payment of awards may be in the form of cash, Common Shares, other awards or combinations thereof, as the Committee may determine, and any such payment may be subject to such terms, conditions and restrictions as the Committee may impose. The Committee also may require or permit participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Common Shares. Subject to the aggregate limitation on the number of Common Shares that may be issued under the Plan as set forth in Section 5, the Committee may, in addition to granting awards under Section 7, use available Common Shares as the form of payment for other compensation plans or arrangements of the Company, including those of any entity acquired by the Company.


10. Non-transferability. Awards granted under the Plan shall not be transferable or assignable other than by will or the laws of descent and distribution and, if permitted by the Committee, (i) by gift or other transfer to either any one or more members of the optionee's Immediate Family or a trust, family partnership or similar entity established solely for the benefit of one or more members of the optionee's Immediate Family; and (ii) pursuant to a qualified domestic relations order, provided, however, that any award so transferred shall continue to be subject to all the terms and conditions contained in the instrument evidencing such award. For purposes of this
Section 10, "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(c) under the Securities Exchange Act of 1934, as amended, and the rule and regulations thereunder (or any successor rule to the same effect) as in effect from time to time.

11. No Rights to Employment. Neither the Plan nor any award granted under it shall alter the terms of employment for any participant or the right of the Company to terminate the employment of any participant.

12. Adjustments. The Board shall make or provide for such adjustments in the price and in the number and kind of shares covered by outstanding awards or available for awards in the aggregate or that may be granted to any single individual pursuant to Sections 5 and 7 as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of participants that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, recapitalization or other change in the capital structure of the Company; (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, or partial or complete liquidation; or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Likewise, in the occurrence of any such transaction or event, the Board, in its discretion, may provide in substitution for the surrender of or adjustment to any outstanding Stock Options or Stock Awards such alternative consideration as it, in good faith, may determine to be equitable in such circumstance.

Further, in the event of a spin-off, extraordinary dividend or other distribution to shareholders, or similar transaction, the Board may also make such adjustments in outstanding awards as it deems appropriate.

If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Board may elect to assume under this Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition. Such assumptions shall be on such terms and conditions as the Board may determine are required and appropriate to preserve the benefits existing or inherent in such assumed awards. Unless otherwise determined by the Board, such awards shall not be taken into account for purposes of the limitations contained in Section 5.

13. Tax Withholding. The Company shall have the power and the right to deduct or withhold or require participants to remit to it amounts sufficient to satisfy federal, state and local taxes required by law to be withheld with respect to any award, exercise, payment or other settlement made under or as a result of the Plan. The Committee, in its sole discretion, shall promulgate rules governing methods by which such requirements are to be satisfied, including settling such obligation by the non-issuance, non-transfer or non-delivery of Common Shares that are part of the award that gives rise to the withholding requirement.

14. Foreign Participation. The Committee may provide for such special terms for awards to participants who are foreign nationals, or who are employed outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; and the Secretary or any Assistant Secretary of the Company is authorized to certify the approval of any such supplements, amendments, restatements or alternative versions as though they were approved by the shareholders of the Company; provided, however, that no such supplements, amendments, restatements or alternative versions shall increase the limitations contained in Sections 5 and 7.

15. Amendment and Termination of the Plan. The Committee may at any time amend or terminate the Plan, provided that approval by the shareholders of the Company shall be required for any amendment which would, except as provided in
Section 12, (i) increase the maximum number of Common Shares available for awards under the Plan, (ii) increase any limitations on award sizes contained in Sections 5 and 7, or (iii) permit outstanding stock options and SARs to be repriced (or canceled and replaced) such that the purchase price of such stock options or SARs (or of their replacement grants) is less than the original price.

16. Other Company Benefit and Compensation Programs. Unless otherwise specifically determined by the Committee, settlements of awards received by participants under the Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program or severance pay law of any country. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

17. Unfunded Plan. Unless otherwise determined by the Board, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or other person. To the extent any person holds any rights by virtue of an award granted under the Plan, such rights (unless otherwise determined by the Board) shall be no greater than the rights of an unsecured general creditor of the Company.

18. Governing Law. The validity, construction and effect of the Plan and any instruments issued under it shall be determined in accordance with the laws of the state of Ohio without reference to principles of conflict of laws.

                                                                  APPENDIX B


                            Aeroquip-Vickers, Inc.

                   Non-Employee Directors' Stock Award Plan


______________________________________________________________________________


1. Purpose. The Aeroquip-Vickers, Inc. Non-Employee Directors' Stock Award Plan is intended to enhance the Company's ability to attract and retain talented individuals to serve as members of the Board and to further promote the interests of the Company and its shareholders by encouraging increased ownership of Common Shares by non-employee members of the Board through the periodic issuance of stock options and shares of restricted stock.

2. Definitions. As used in the Plan, the following terms have the respective meanings:

      (a)   "Board" means the Company's Board of Directors.

      (b)   "Common Shares" means the Company's $5.00 par value Common Shares.

      (c) "Company" means Aeroquip-Vickers, Inc., a corporation organized under the laws of the State of Ohio (or any successor corporation).

      (d) "Eligible Director" means any person who serves as a non-employee member of the Board while the Plan is in effect.

      (e) "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(c) under the Securities Exchange Act of 1934, as amended, and the rule and regulations thereunder (or any successor rule to the same effect) as in effect from time to time.

      (f) "Plan" means the Aeroquip-Vickers, Inc. Non-Employee Directors' Stock Award Plan.

      (g) "Stock Award" means a grant of Common Shares made to each Eligible Director pursuant to Section 7.

      (h) "Stock Option" means a stock option granted to each Eligible Director pursuant to Section 6. Each Stock Option shall have an exercise price per share equal to the closing price of a share of Common Share on the day prior to the grant date as reported under "NYSE-Composite Transactions" as printed in The Wall Street Journal or any similar readily available public source. If no sales of Common Shares occurred on such date, the closing price per share as reported for the next preceding day on which sales of Common Shares occurred shall be used.

3. Plan Administration. The Plan shall be administered by the Board. Subject to Section 8, the Board has the full authority to interpret the Plan and to adopt such procedures, regulations and rules consistent with the Plan's intent as it may deem appropriate. This authority includes, but is not limited to, providing for the accelerated exercisability and vesting of any outstanding Stock Options and Stock Awards in the event of a change-in-control of the Company or a similar transaction or event.

4. Effective Date. Subject to the approval by the shareholders of the Company, the Plan shall be effective as of the date of the annual meeting of shareholders held in 1998.

5.    Common Stock Available for Issuance.  Subject to the provisions of
      Section 8, 100,000 shares of Common Stock shall be reserved for issuance under the Plan. Such shares may consist of authorized and unissued shares or treasury shares, and no fractional shares shall be issued or transferred under the Plan. Cash shall be paid in lieu of any fractional shares in settlement of Stock Options or Stock Awards.
      Common Shares subject to a Stock Option or Stock Award that expire or otherwise terminate without exercise or vesting, respectively, shall remain available for issuance under the Plan. If any Stock Option is exercised by tendering Common Shares (either actually or by attestation) to the Company as full or partial payment of such exercise, only the number of Common Shares exercised net of the Common Shares tendered shall be deemed issued for purposes of determining the number of Common Shares remaining reserved for issuance under the Plan.

6.    Granting of Stock Options.

      a) Upon election or re-election to the Board at each annual meeting of shareholders, each Eligible Director will receive a Stock Option covering 1,200 Common Shares. Any Eligible Director appointed to the Board subsequently to an annual meeting of shareholders shall receive a Stock Option, as of the date of such appointment, covering the number of Common Shares (rounded up to the next full share) resulting from the following formula:

                           Number of full calendar months until
               1,200   x      the next annual meeting plus one
                                         12

      b) Subject to Section 6(d), each Stock Option shall have an original term of 10 years and shall become exercisable in one-third incremental installments on each of the first three grant anniversaries.

      c) In the event an optionee terminates Board service either by reason of resignation or, at the optionee's request, failure to run for re-election, all non-vested Stock Options held by such persons shall be canceled, unless the Board determines otherwise. All vested options held by such optionee shall remain outstanding until the earlier of one year following such termination or the remainder of the applicable Stock Option's original term.

      d) In the event an optionee terminates Board service for any reason other than those specified in Section 6 (c) and (e), each Stock Option held by such person shall remain outstanding until the earlier of five years following termination of Board service or the remainder of an applicable Stock Option's original term.

      e) If an optionee shall die holding outstanding Stock Options, the term of such options shall be two years following the optionee's death, such that if the optionee's death occurs in the final year of its original term, such option shall remain exercisable for two full years following the optionee's death. All non-vested Stock Options held by the deceased optionee shall become fully vested at the time of death.

      f) The price at which Common Shares may be purchased under the exercise of a Stock Option shall be paid:

      (i) in cash by tendering (either actually or constructively by attestation) Common Shares of like value;

      (ii) by authorizing a third party (approved by the Board) to sell Common Shares (or a sufficient portion) acquired upon exercise of a Stock Option and to remit to the Company such amount from the sale proceeds to pay for the Common Shares being acquired by such exercise; or

      (iii) by such other means as the Board may permit.

      g)  Stock Options shall not be transferable or assignable other than by
      (i) will or the laws of descent and distribution, or (ii) by gift or other transfer to either any one or more members of the optionee's Immediate Family or a trust, family partnership or similar entity established solely for the benefit of one or more members of the optionee's Immediate Family; or pursuant to a qualified domestic relations order, provided, however, that any Stock Option so transferred shall continue to be subject to all the terms and conditions contained in the instrument evidencing such Stock Option.

7.    Granting of Stock Awards

      a) Upon the election or re-election to the Board at each annual meeting of shareholders, each Eligible Director will receive a Stock Award covering 200 Common Shares. An Eligible Director appointed to the Board subsequent to an annual meeting of shareholders shall receive a Stock Award, as of the date of such appointment, covering the number of Common Shares (rounded up to the next full share) resulting from the following formula


                           Number of full calendar months until
               200   x        the next annual meeting plus one
                                         12


      b) Each Stock Award shall vest and become payable on the first anniversary following grant. During this one-year vesting period, each Stock Award shall be credited with dividend equivalents when dividends are paid on Common Shares, and such dividend equivalents will be converted into an additional number of Common Shares covered by such Stock Award. The Board may permit the payment of Stock Awards to be deferred at the election of a recipient under such terms and conditions as it may from time to time determine. Payments shall be in the form of Common Shares, except that cash will be paid in settlement of any fractional share resulting from dividend equivalent credits or a transaction contemplated under Section 8.

      c)  In the event an Award recipient terminates Board service either by
      (i) reason of resignation, or, (ii) in the case of a Stock Award granted subsequent to an annual meeting of shareholders, failure to run for re-election at the recipient's request, outstanding, non-vested Stock Awards held by such recipient shall be forfeited and canceled. In the event of termination of Board service for any other reason, outstanding Stock Awards held by the terminating recipient shall vest.

      d) A non-vested Stock Award may not be transferable or assignable other than by will or the laws of descent and distribution.

8.    Share Adjustments.  The Board shall make or provide for such adjustments
      (i) in the number and kind of shares covered by outstanding Stock Options and Stock Awards and available future awards, and (ii) in the exercise price of outstanding Stock Options as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Eligible Directors that would otherwise result from: (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, recapitalization or other change in the capital structure of the Company; (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, or partial or complete liquidation; or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Likewise, in the occurrence of any such transaction or event, the Board, in its discretion, may provide in substitution for the surrender of or adjustment to any outstanding Stock Options or Stock Awards such alternative consideration as it, in good faith, may determine to be equitable in such circumstance.

      Further, in the event of a spin-off, extraordinary dividend or other distribution to shareholders, or similar transaction, the Board may also make such adjustments in outstanding Stock Options and Stock Awards as it deems appropriate.

9. Amendment and Termination of the Plan. The Committee may at any time amend or terminate the Plan, provided however, that approval by the shareholders of the Company shall be required for any amendment which would either: (i) increase the maximum number of Common Shares available under the Plan, or (ii) permit outstanding Stock Options to be repriced (or canceled and replaced) such that the purchase price of such Stock Options (or of their replacement grants) is less than the original purchase price.

10. Unfunded Plan. Unless otherwise determined by the Board, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or other person.
      To the extent any person holds any rights by virtue of an award granted under the Plan, such rights (unless otherwise determined by the Board) shall be no greater than the rights of an unsecured general creditor of the Company.

11. Governing Law. The validity, construction and effect of the Plan and instruments issued under it shall be determined in accordance with the laws of the State of Ohio, without reference to principles of conflict of laws.

                                                                 APPENDIX C


                          GRAPHIC AND IMAGE MATERIAL



The paper copy of this Proxy Statement includes portrait photographs of each director. The photographs appear on page 2 of the paper copy and are referenced on pages 2-4 of the electronic copy.

                                                               APPENDIX B

P                         Aeroquip-Vickers, Inc.
             Proxy for 1998 Annual Meeting of Shareholders
R       This Proxy is Solicited on Behalf of the Board of Directors

O

X The undersigned hereby appoints Darryl F. Allen, Purdy Crawford and William R. Timken, Jr., jointly and severally, proxies, with full power
Y of substitution, to vote as specified on the reverse side all shares of Aeroquip-Vickers, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders on April 16, 1998, or any adjournment thereof.






You are encouraged to specify your choices by marking the appropriate boxes, on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. However, your shares cannot be voted unless you sign and return this card.

                                          ____________________

                                            See Reverse Side
                                          ____________________

Reverse Side as Follows:

_____    Please mark your
  X      vote as in this
_____    example.


This proxy will be voted FOR each nominee for director for whom authority to vote is not withheld and FOR Items 2, 3 and 4 if no vote is specified.
 _              The Board of Directors recommends a vote "FOR" all nominees and Items 2, 3 and 4                      _

1.  Election of Directors                     NOMINEES:                                             FOR    AGAINST  ABSTAIN
                                                                        4.  Ratification of        _____    _____    _____
                     FOR   WITHHELD             Darryl F. Allen             Ernst & Young LLP
    "FOR" all       _____    _____              Virgis W. Colbert           as independent         _____    _____    _____
                                                Purdy Crawford              auditors for 1998
    nominees        _____    _____              Joseph C. Farrell
    (except as                                  David R. Goode
    marked to the                               Paul A. Ormond              The proxies are
    contrary below)                             John P. Reilly              authorized to vote in
                                                William R. Timken, Jr.      their discretion upon
                                                                            such other business
    To withhold authority to vote for any                                   as may properly come
    individual nominee, write his name on                                   before the meeting
    the space provided below:

    _____________________________________

                              FOR    AGAINST   ABSTAIN        Note:     Please sign exactly as name appears to the left.
2.  Approval of the          _____    _____     _____                   Joint owners should each sign.  When signing as
    Aeroquip-Vickers, Inc.                                              attorney, executor, administrator, trustee or
    1998 Stock Incentive     _____    _____     _____                   guardian, please also give your full title.  If a
    Plan                                                                corporation, please sign in full corporate name by
                                                                        an authorized officer.  If a partnership, please
3.  Approval of the          _____    _____     _____                   sign in full partnership name by an authorized
    Aeroquip-Vickers, Inc.                                              person.
    Non-Employee Directors'  _____    _____     _____
    Stock Award Plan
                                                                        _________________________________________________

                                                                        _________________________________________________
                                                                                SIGNATURE(S)                    DATE